Exhibit 99.1

SCBT Financial Corporation (SCBT) and TSB Financial Corporation (TSB) Announce Merger Approval, Shareholder Vote, and Merger Completion Date

Columbia, S.C. & Charlotte, N.C. – (BUSINESS WIRE) – Nov. 29, 2007 – SCBT Financial Corporation (NASDAQ:  SCBT) and TSB Financial Corporation (OTCBB: TSBC), the holding company of The Scottish Bank, announced that TSB’s shareholders have approved the merger of TSB with SCBT at a meeting held earlier today.  The approval of TSB’s shareholders follows the November 5, 2007 federal bank regulatory approval and the October 17, 2007 state approval of the transaction.

In August 2007, SCBT and TSB announced their intention to merge.  The companies plan to complete the merger at the end of the day tomorrow, November 30, 2007.  Following the merger, The Scottish Bank will continue to operate under that name in the state of North Carolina, as a wholly-owned subsidiary of SCBT Financial Corporation.

“I am very proud of our bankers at The Scottish Bank and SCBT,” commented Robert R. Hill, Jr., SCBT president and chief executive officer.  “The merger process has proceeded on a rapid timeline, but it has gone smoothly.  We are excited about the opportunities for building a strong community bank in Charlotte and in other communities within North Carolina.  We have had tremendous employee, customer and shareholder support of the merger, and we believe this expansion will help drive the continued growth of our company.”

“The votes that were cast were overwhelmingly in favor of the merger, with over 99% of the votes that were cast being in favor of the transaction.  I am very pleased that our shareholders confirmed the goals and vision of our board and management team,” added John B. Stedman, Jr., president and chief executive officer of TSB.  “We look forward to the consummation of the merger and to the future as a member of the SCBT family.  It is our goal to make this transition seamless for our customers, and to continue to grow and provide expanded lending and other banking services through The Scottish Bank.”

SCBT Financial Corporation

SCBT Financial Corporation, Columbia, South Carolina is a registered bank holding company incorporated under the laws of South Carolina.  The Company’s current two subsidiary banks are South Carolina Bank and Trust, National Association, the fourth largest bank headquartered in South Carolina, and South Carolina Bank and Trust of the Piedmont, National Association.  Serving the needs of South Carolinians for over 74 years, SCBT Financial Corporation currently operates 45 financial centers in 16 South Carolina counties and has assets of nearly $2.3 billion.  More information can be found at www.SCBTonline.com.

TSB Financial Corporation operates five locations in the Charlotte, NC area.  After the merger, SCBT will have eleven locations located within the Charlotte-Gastonia-Concord NC, SC MSA.

Cautionary Notice Regarding Forward-Looking Statements

This Current Report on Form 8-K contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including, without limitation, statements about the benefits of the merger between SCBT Financial Corporation and TSB Financial Corporation including future financial and operating results, cost savings, enhanced revenues, and accretion to reported earnings that may be realized from the merger, as well as statements with respect to SCBT's and TSB’s plans, objectives, expectations and intentions and other statements that are not historical facts.  Actual results may differ from those set forth in the forward-looking statements.

Forward-looking statements include statements with respect to our beliefs, plans, objectives, goals, expectations, anticipations, estimates and intentions, and involve known and unknown risks, uncertainties and other factors, which may be beyond our control, and which may cause our actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements.  You should not expect us to update any forward-looking statements.

You can identify these forward-looking statements through our use of words such as "may," "will," "anticipate," "assume," "should," "indicate," "would," "believe," "contemplate," "expect," "estimate," "continue," "point to," "project," "could," "intend" or other similar words and expressions of the future. These forward-looking statements may not be realized due to a variety of factors, including, without limitation: the effects of future economic conditions; governmental monetary and fiscal policies, as well as legislative and regulatory changes; the risks of changes in interest rates on the level and composition of deposits, loan demand, and the values of loan collateral, securities, and interest sensitive assets and liabilities; interest rate risks and sensitivities; the effects of competition from other commercial banks, thrifts, mortgage banking firms, consumer finance companies, credit unions, securities brokerage firms, insurance companies, money market and other mutual funds and other financial institutions operating in our market areas and elsewhere, including institutions operating regionally, nationally and internationally, together with such competitors offering banking products and services by mail, telephone, computer and the Internet; and the failure of assumptions underlying the establishment of reserves for possible loan losses. The risks of mergers and acquisitions, include, without limitation: unexpected transaction costs, including the costs of integrating operations; the risks that the businesses of SCBT and TSB will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; the potential failure to fully or timely realize expected revenues and revenue synergies, including as the result of revenues following the merger being lower than expected; the risk of deposit and customer attrition; changes in deposit mix; unexpected operating and other costs, which may differ or change from expectations; the risks of customer and employee loss and business disruption, difficulties in maintaining relationships with employees; the risk of obtaining necessary governmental approvals of the merger on the proposed terms and schedule; and the risk that TSB’s shareholders will not approve the merger; increased competitive pressures and solicitations of TSB’s customers by competitors in the highly competitive Charlotte, North Carolina market.

All written or oral forward-looking statements attributable to SCBT and TSB are expressly qualified in their entirety by this cautionary notice, including, without limitation, those risks and uncertainties described in SCBT's annual report on Form 10-K for the year ended December 31, 2006 under "Forward-Looking Statements," and otherwise in SCBT's SEC reports and filings.  Such reports are available upon request from SCBT or from the Securities and Exchange Commission, including through the SEC's Internet website at http://www.sec.gov.

In connection with the proposed transaction, SCBT filed with the SEC a registration statement on Form S-4 containing a joint proxy statement/prospectus and other relevant documents that were mailed to security holders of TSB. We urge you to read the joint proxy statement/prospectus, including all documents incorporated therein, and any other relevant documents because they contain important information about SCBT, TSB and the transaction. You may obtain a free copy of the proxy statement/prospectus, as well as other filings containing information about SCBT and TSB, at the SEC’s Internet site (http://www.sec.gov).  Copies of the proxy statement/prospectus and the other filings also can be obtained without charge by directing a request to SCBT Financial Corporation, 520 Gervais Street, Columbia, South Carolina 29201, Attention: Richard C. Mathis, Executive Vice President and Chief Risk Officer.

This press release does not constitute an offer to buy, or a solicitation of an offer to sell, shares of TSB common stock, or the solicitation of any proxies from TSB shareholders, nor does it constitute an offer to sell SCBT common stock.

CONTACT:	SCBT Financial Corporation
Robert R. Hill, Jr.
John C. Pollok
Richard C. Mathis
803-765-4629

TSB Financial Corporation
John Stedman
704-331-8686

SOURCE:	SCBT Financial Corporation